UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: August 31, 2008

ITEM 1.           REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2008

CitiSM Institutional Tax Free Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

*

A portion of the income may be subject to the federal alternative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser or legal adviser.

What’s inside

Letter from the chairman	I
Fund overview	1
Portfolio at a glance – Tax Free Reserves Portfolio	5
Fund expenses	6
Fund performance	8
Historical performance	9
CitiSM Institutional Tax Free Reserves
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
Notes to financial statements	14
Report of independent registered public accounting firm	22
Additional information	23
Important tax information	30
Tax Free Reserves Portfolio
Schedule of investments	31
Statement of assets and liabilities	54
Statement of operations	55
Statements of changes in net assets	56
Financial highlights	57
Notes to financial statements	58
Report of independent registered public accounting firm	64
Additional information	65

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended August 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)[i] growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth was 2.8%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first eight months of 2008, and the unemployment rate rose to 6.1% in August, its highest level since September 2003. After oil reached a record $147 a barrel on July 11, 2008, it fell to $115 as of August 31, 2008. However, it continues to be well above the price of $74 per barrel as of August 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September (after the reporting period ended), the Fed held rates steady. In conjunction with its September meeting, the Fed stated: “Strains in financial markets have increased significantly and labor markets have weakened further. Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few quarters.”

CitiSM Institutional Tax Free Reserves | I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%.

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. Then, after the close of the reporting period, in mid-September, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. The U.S. Department of the Treasury also took an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by the President of the United States.

During the 12-month reporting period ended August 31, 2008, both short-and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended August 31, 2008, two-year Treasury yields fell from 4.15% to 2.36%. Over the same time frame, 10-year Treasury yields moved from 4.54% to 3.83%.

During the reporting period, the yields available from tax-exempt money market instruments fluctuated and ultimately moved lower given the Fed’s numerous rate cuts. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

II | CitiSM Institutional Tax Free Reserves

A special note regarding recent market volatility

In recent weeks, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

The Fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds. Shareholders in the Fund as of the close of business on September 19, 2008 will have a temporary U.S. Treasury guarantee on balances up to the amount held in the Fund on that date. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

CitiSM Institutional Tax Free Reserves | III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 8, 2008

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV | CitiSM Institutional Tax Free Reserves

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. The Portfolio invests primarily in high-quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other entities.

Under normal market conditions, the Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to this 80% policy, the Portfolio may invest in high-quality securities that pay interest that is subject to federal income tax or federal alternative minimum tax. The Portfolio may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features.

Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.15% and 4.54%, respectively. Treasury yields then moved lower — and their prices moved higher — as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

As conditions in the credit market worsened in the summer of 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateii in September 2007. While this initially helped ease the

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 1

Fund overview continued

credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. This caused Treasury yields to move lower during much of the remainder of the reporting period.

At the end of the fiscal year, two- and 10-year Treasury yields were 2.36% and 3.83%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it has held rates steady at its most recent meetings.

Turning to the municipal bond market, it also experienced periods of volatility during the fiscal year. Periodic flights to quality, issues related to bond insurers and deleveraging of municipal bond positions by highly leveraged hedge funds were some of the factors impacting the tax-free bond market. All told, during the 12 months ended August 31, 2008, the Lehman Brothers Municipal Bond Indexiii returned 4.48%.

Q. How did we respond to these changing market conditions?

A. The Portfolio was mostly divested of its Variable Rate Demand Notes (“VRDNs”)iv from weaker insurers before the market began to confront the troubles associated with select monoline insurance companies. Our objective was to seek out higher-quality VRDNs as insulation against the uncertainty in the marketplace, specifically regarding the monolines.

2 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Performance review

As of August 31, 2008, the seven-day current yield for CitiSM Institutional Tax Free Reserves was 1.75% and its seven-day effective yield, which reflects compounding, was 1.77%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 1.59% and the seven-day effective yield would have been 1.61%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CITISM INSTITUTIONAL TAX FREE RESERVES Yields as of August 31, 2008 (unaudited)
Seven-day current yield[1]	1.75%
Seven-day effective yield[1]	1.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 1.59% and the seven-day effective yield would have been 1.61%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the leading contributors to performance?

A. Our strategy of generally investing in top tier securities with an emphasis on maintaining a well diversified portfolio remained unchanged and enhanced the Fund’s performance during the fiscal year. Technical pressures arising from issuers refinancing their auction rate borrowings into conventional debt, mostly VRDNs, kept rates on the shorter end of the yield curvev attractive. We, therefore, overweighted the portfolio in VRDNs to capture these higher rates.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 3

Fund overview continued

Q. What were the leading detractors from performance?

A. Downgrades to the monoline insurers and to the government sponsored entities, along with uncertainty in the auction rate securities market, caused major dislocations within the short-term municipal market. Pricing varied dramatically, with rates for VRDNs secured by weaker insurers reaching high levels, while VRDNs backed by solid letters of credit written by top tier financial institutions were yielding much less. The safer VRDNs were viewed as considerably more liquid by the market; hence their availability became very limited. Had the Fund continued to have exposure to lower-quality VRDNs, its yield may have been boosted. However, we did not believe that to be a prudent course of action, given our focus on the safety of principal in a very uncertain market environment, as well as our concerns about the insurers of these securities.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period except for our sale of the variable rate holdings that were backed by the weaker insurers (i.e. Financial Guaranty Insurance Company, AMBAC and MBIA).

Thank you for your investment in CitiSM Institutional Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 16, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Portfolio at a glance (unaudited)
Tax Free Reserves Portfolio

The Fund invests all of its investable assets in Tax Free Reserves Portfolio, the investment breakdown of which is shown below.

INVESTMENT BREAKDOWN (%) As a percent of total investments — August 31, 2008

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2008 and held for the six months ended August 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]

CitiSM Institutional Tax Free Reserves	0.93%	$1,000.00	$1,009.30	0.20%	$1.01

[1]	For the six months ended August 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

6 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]

CitiSM Institutional Tax Free Reserves	5.00%	$1,000.00	$1,024.13	0.20%	$1.02

1	For the six months ended August 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 7

Fund performance (unaudited)

TOTAL RETURNS

ALL PERIODS ENDED AUGUST 31, 2008	ONE YEAR	FIVE YEARS*	TEN YEARS*

CitiSM Institutional Tax Free Reserves	2.49%	2.33%	2.46%
iMoneyNet, Inc. Institutional Tax Free
Money Market Funds Average	2.31	2.10	2.23

*	Average Annual Total Return

7-DAY YIELDS[1]

Current	1.75%
Effective	1.77

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Note:	A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

8 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Historical performance (unaudited)

COMPARISON OF 7-DAY YIELDS FOR CITISM INSTITUTIONAL TAX FREE RESERVES VS. iMONEYNET, INC. INSTITUTIONAL TAX FREE MONEY MARKET FUNDS AVERAGE — September 2007 - August 2008

As illustrated, CitiSM Institutional Tax Free Reserves generally provided an annualized seven-day yield comparable to that of the iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one year period.

Yields will fluctuate and past performance is no guarantee of future results. Fund yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s yield would have been lower.

* Source iMoneyNet, Inc.

CitiSM Institutional Tax Free Reserves 2008 Annual Report  | 9

Statement of assets and liabilities
August 31, 2008

ASSETS:
Investment in Tax Free Reserves Portfolio, at value	$2,303,379,281
Prepaid expenses	62,488

Total Assets	2,303,441,769

LIABILITIES:
Distributions payable	921,790
Investment management fee payable	60,917
Trustees’ fees payable	9,307
Accrued expenses	123,968

Total Liabilities	1,115,982

TOTAL NET ASSETS	$2,302,325,787

NET ASSETS:
Par value (Note 3)	$23,023
Paid-in capital in excess of par value	2,302,227,426
Undistributed net investment income	26,043
Accumulated net realized gain on investments	49,295

TOTAL NET ASSETS	$2,302,325,787

Shares Outstanding	2,302,250,449
Net Asset Value	$1.00

See Notes to Financial Statements.

10 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Statement of operations
For the Year Ended August 31, 2008

INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$55,646,990
Allocated net expenses from Tax Free Reserves Portfolio	(3,164,084)

Total Investment Income	52,482,906

EXPENSES:
Distribution fees (Note 2)	2,107,185
Investment management fee (Note 2)	1,790,790
Legal fees	127,075
Shareholder reports	62,617
Registration fees	55,195
Transfer agent fees	50,868
Trustees’ fees	30,822
Audit and tax	27,866
Insurance	24,818
Miscellaneous expenses	11,429

Total Expenses	4,288,665
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,238,228)

Net Expenses	1,050,437

NET INVESTMENT INCOME	51,432,469

NET REALIZED GAIN ON INVESTMENTS FROM TAX FREE RESERVES PORTFOLIO	166,343

INCREASE IN NET ASSETS FROM OPERATIONS	$51,598,812

See Notes to Financial Statements.

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 11

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2008	2007

OPERATIONS:
Net investment income	$51,432,469	$45,938,791
Net realized gain	166,343	58,386

Increase in Net Assets From Operations	51,598,812	45,997,177

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(51,423,729)	(45,938,749)

Decrease in Net Assets From Distributions to Shareholders	(51,423,729)	(45,938,749)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	10,862,839,129	7,783,863,681
Reinvestment of distributions	37,504,150	33,048,347
Cost of shares repurchased	(10,057,472,090)	(7,654,978,045)

Increase in Net Assets From Fund Share Transactions	842,871,189	161,933,983

INCREASE IN NET ASSETS	843,046,272	161,992,411

NET ASSETS:
Beginning of year	1,459,279,515	1,297,287,104

End of year*	$2,302,325,787	$1,459,279,515

* Includes undistributed net investment income of:	$26,043	$26,317

See Notes to Financial Statements.

12 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.025	0.035	0.030	0.018	0.008
Net realized gain (loss)[1]	0.000	0.000	(0.000)	(0.000)	(0.000)

Total income from operations	0.025	0.035	0.030	0.018	0.008

LESS DISTRIBUTIONS FROM:
Net investment income	(0.025)	(0.035)	(0.030)	(0.018)	(0.008)

Total distributions	(0.025)	(0.035)	(0.030)	(0.018)	(0.008)

NET ASSET VALUE,
END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	2.49%	3.51%	3.00%	1.83%	0.83%

NET ASSETS,
END OF YEAR (MILLIONS)	$2,302	$1,459	$1,297	$1,853	$1,051

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[3]	0.36%	0.39%[4]	0.38%	0.45%	0.46%
Net expenses[3,5,6]	0.20	0.20 [4]	0.20	0.20	0.23
Net investment income	2.44	3.46	2.94	1.93	0.82

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.38% and 0.20%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.20%. Prior to April 27, 2004 the voluntary expense limitation was 0.25%.

See Notes to Financial Statements.

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 13

Notes to financial statements

1. Organization and significant accounting policies

CitiSM Institutional Tax Free Reserves (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all its investable assets in Tax Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investments in the Portfolio reflects the Fund’s proportionate interest (85.0% at August 31, 2008) in the net assets of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The fair value of the securities may be different than the amortized cost value reported in the Schedule of Investments. As of the date of this report, the Fund continued to meet the requirements under Rule 2a-7 that permits the Fund to utilize amortized cost to value its securities.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

14 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

(d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(e) Method of allocation. All the net investment income and net realized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared as of 12:00 noon Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 15

Notes to financial statements continued

	Undistributed Net Investment Income	Accumulated Net Realized Gain

(a)	$ (9,014)	$9,014

(a) Reclassifications are primarily due to book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under investment management agreements, the Fund and the Portfolio pay investment management fees, calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	PORTFOLIO	FUND	TOTAL

First $1 billion	0.150%	0.100%	0.250%
Next $1 billion	0.150	0.075	0.225
Next $3 billion	0.150	0.050	0.200
Next $5 billion	0.150	0.025	0.175
Over $10 billion	0.150	0.000	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended August 31, 2008, the Fund had a voluntary expense limitation in place of 0.20% of the Fund’s average daily net assets.

During the year ended August 31, 2008, LMPFA waived a portion of its fee in the amount of $1,131,043.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The Fund has adopted a Rule 12b-1 distribution and service plan, under the 1940 Act and under that plan the Fund pays monthly fees at an annual rate not to

16 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

exceed 0.10% of the Fund’s average daily net assets. For the year ended August 31, 2008, the distribution fees paid amounted to $2,107,185, all of which was voluntarily waived.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A

Daily 9/30/2008	$0.002649

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2008	2007

Distributions Paid From:
Tax-exempt income	$51,310,388	$45,938,749
Ordinary income	113,341	—

Total distributions paid	$51,423,729	$45,938,749

As of August 31, 2008, there were no significant differences between the book and tax components of net assets.

During the taxable year ended August 31, 2008, the Fund utilized $126,062 of its capital loss carryover available from prior years.

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 17

Notes to financial statements continued

5. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

18 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

6. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,”

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 19

Notes to financial statements continued

used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

8. Subsequent event

The Fund has enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminates on December 18, 2008, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees of the Fund will consider whether to continue to participate.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program would require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

CitiSM Institutional Tax Free Reserves 2008 Annual Report | 21

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of CitiSM Institutional Tax Free Reserves, a series of Legg Mason Partners Institutional Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CitiSM Institutional Tax Free Reserves as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 24, 2008

22 | CitiSM Institutional Tax Free Reserves 2008 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the CitiSM Institutional Tax Free Reserves (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

CitiSM Institutional Tax Free Reserves  | 23

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

24 | CitiSM Institutional Tax Free Reserves

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities)
(since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

CitiSM Institutional Tax Free Reserves  | 25

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

26 | CitiSM Institutional Tax Free Reserves

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 164 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	149
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

CitiSM Institutional Tax Free Reserves | 27

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

28 | CitiSM Institutional Tax Free Reserves

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional Tax Free Reserves | 29

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2008:

Distributions Paid	September 2007 - December 2007	January 2008	February 2008	March 2008	April 2008 - August 2008

Tax-exempt interest	100.00%	99.68%	97.75%	99.69%	100.00%

Taxable ordinary income	—	0.32%	2.25%	0.31%	—

Additionally, all of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

30 | CitiSM Institutional Tax Free Reserves

Schedule of investments
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 98.6%

	Alabama — 1.1%
$15,000,000	Huntsville Healthcare, AL, 1.600% due 10/6/08	$15,000,000
14,771,000	Southeast Alabama Gas District, Alabama Revenue, SPA-Societe Generale, 2.450%, 9/2/08(a)	14,771,000

	Total Alabama	29,771,000

	Arizona — 0.6%
4,000,000	Arizona Sports & Tourism Authority Senior Revenue, Multipurpose Stadium, LOC-Allied Irish Bank PLC, 1.850%, 9/3/08(a)	4,000,000
855,000	Coconino County, AZ, IDA, Scuff Steel Project, LOC-Wells Fargo Bank N.A., 1.940%, 9/4/08(a)(b)	855,000
1,325,000	Maricopa County, AZ, IDA, MFH Revenue, Refunding Sonora Vista II Apartments, LOC-Wells Fargo Bank N.A., 1.910%, 9/4/08(a)(b)	1,325,000
2,235,000	Phoenix, AZ, IDA, MFH Revenue, Refunding Sunrise Vista Apartments-A, LOC-Wells Fargo Bank N.A., 1.910%, 9/4/08(a)(b)	2,235,000
8,100,000	Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada, 1.850%, 9/3/08(a)	8,100,000

	Total Arizona	16,515,000

	California — 0.9%
2,500,000	California Health Facilities Finance Authority, Health Facility, Catholic Healthcare, LOC-Bank of America, N.A., 1.600%, 9/3/08(a)	2,500,000
400,000	California PCFA, PCR, Pacific Gas & Electric, LOC-Bank One, 2.500%, 9/2/08(a)	400,000
1,600,000	Irvine Ranch, CA, Water District, Consolidated District, LOC-Landesbank Baden-Wurttemberg, 2.400%, 9/2/08(a)	1,600,000
20,800,000	San Francisco, CA, City & County Airports Commission, International Airport Revenue, FSA, SPA-Dexia Credit Local, 2.000%, 9/3/08(a)(b)	20,800,000
440,000	West Basin, CA, Municipal Water District Revenue COP, SPA-Dexia Credit Local, 1.570%, 9/3/08(a)	440,000

	Total California	25,740,000

	Colorado — 3.6%
	Colorado Educational & Cultural Facilities Authority Revenue:
	National Jewish Federation Bond Program:
1,170,000	LOC-Bank of America, 2.350%, 9/2/08(a)	1,170,000
	LOC-U.S. Bank N.A.:
105,000	2.350%, 9/2/08(a)	105,000
2,400,000	2.400%, 9/2/08(a)	2,400,000
2,000,000	Nature Conservancy, SPA-Bank of America N.A., 1.900%, 9/4/08(a)	2,000,000
13,420,000	YMCA Rockies Project, LOC-Bank of America N.A., 2.450%, 9/2/08(a)	13,420,000
	Colorado Health Facilities Authority Revenue:
4,640,000	LOC-U.S. Bank N.A., 1.750%, 9/4/08(a)	4,640,000
	Refunding:
6,000,000	Catholic Health, SPA-Landesbank Baden-Wurttemberg, 1.900%, 9/3/08(a)	6,000,000
3,375,000	Sisters Charity Health Systems, SPA-JPMorgan Chase, 1.900%, 9/3/08(a)	3,375,000
5,400,000	Colorado HFA, SPA-Lloyds TSB Bank PLC, 1.900%, 9/3/08(a)	5,400,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 31

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Colorado — 3.6% continued
	Colorado HFA, EDR:
$2,300,000	Lehman Communications Corp., LOC-Wells Fargo Bank N.A., 1.940%, 9/4/08(a)(b)	$2,300,000
1,410,000	Warneke Paper Box Co. Project, LOC-Wells Fargo Bank N.A., 1.940%, 9/4/08(a)(b)	1,410,000
1,400,000	Colorado HFA, Single-Family Mortgage Program, Revenue, SPA-Depfa Bank PLC, 1.900%, 9/3/08(a)	1,400,000
1,500,000	Denver, CO, Urban Renewal Authority Tax Increment Revenue, Stapleton, LOC-U.S. Bank NA, 1.850%, 9/4/08(a)	1,500,000
3,840,000	Fort Collins, CO, EDR, Custom Blending Inc., LOC-Wells Fargo Bank N.A., 1.940%, 9/4/08(a)(b)	3,840,000
18,720,000	Lowry Economic Redevelopment Authority Revenue, CO, Improvement, LOC-BNP Paribas, 1.850%, 9/3/08(a)	18,720,000
25,150,000	University of Colorado Hospital Authority Revenue, FSA, SPA-Wachovia Bank N.A., 2.200%, 9/3/08(a)	25,150,000
4,695,000	Weld County, CO, Economic Development Revenue, BSC Hudson LLC Project, LOC-Wells Fargo Bank NA, 1.940%, 9/4/08(a)(b)	4,695,000

	Total Colorado	97,525,000

	Connecticut — 0.4%
1,000,000	Connecticut State, HEFA Revenue, Ridgefield Academy, LOC-Bank of America, 1.870%, 9/4/08(a)	1,000,000
6,900,000	Connecticut State, HFA, Mortgage Housing Finance, AMBAC, SPA-Depfa Bank PLC, 2.050%, 9/4/08(a)(b)	6,900,000
3,000,000	Connecticut State, HEFA Revenue, Health Care Capital Asset, LOC-Bank of America, 1.850%, 9/3/08(a)	3,000,000

	Total Connecticut	10,900,000

	Delaware — 0.1%
2,100,000	Delaware State EDA Revenue, Hospital Billing, LOC-JPMorgan Chase, 1.920%, 9/3/08(a)	2,100,000
950,000	Kent County, DE, Delaware State University Student Housing, LOC-Wachovia Bank N.A., 1.850%, 9/4/08(a)	950,000

	Total Delaware	3,050,000

	District of Columbia — 3.3%
2,450,000	District of Columbia Enterprise Zone Revenue, Crowell and Moring LLP Project, LOC-Wachovia Bank, 2.000%, 9/3/08(a)(b)	2,450,000
	District of Columbia Revenue:
260,000	American Psychological Association, LOC-Bank of America, 1.920%, 9/4/08(a)	260,000
1,490,000	National Public Radio Inc., LOC-SunTrust Bank, 1.850%, 9/3/08(a)	1,490,000
4,100,000	Sidwell Friends School, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	4,100,000
6,300,000	Thomas B. Fordham Foundation, LOC-SunTrust Bank, 1.850%, 9/4/08(a)	6,300,000
5,635,000	Trinity College Issue, LOC-Wachovia Bank, 1.880%, 9/4/08(a)	5,635,000
25,000,000	District of Columbia, TRAN, 4.000% due 9/30/08	25,016,777
	Metropolitan Washington Airports Authority:
12,000,000	1.900% due 9/22/08	12,000,000
8,000,000	1.770% due 11/6/08	8,000,000
15,000,000	1.770% due 11/13/08	15,000,000

See Notes to Financial Statements.

32 | Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	District of Columbia — 3.3% continued
$10,000,000	Washington D.C., Metro Area Transit, 1.600% due 12/1/08	$10,000,000

	Total District of Columbia	90,251,777

	Florida — 7.4%
5,800,000	Brevard County, FL, EFA Revenue, Florida Institute of Technology, LOC-Fifth Third Bank, 1.860%, 9/4/08(a)	5,800,000
20,000,000	Citizens Property Insurance Corp. of Florida, Senior Secured High Risk Notes, FSA, 4.500% due 6/1/09	20,292,013
	Florida Housing Finance Corp.:
850,000	Multi-Family Revenue Refunding Mortgage Victoria Park, LIQ-FNMA, 1.900%, 9/4/08(a)	849,992
2,100,000	Multi-Family Revenue, Arlington Apartments, LOC-Bank of America N.A., 2.000%, 9/3/08(a)(b)	2,100,000
	Florida State Board of Education:
3,945,000	Public Education, 5.000% due 6/1/09	4,038,087
7,310,000	Refunding, 5.000% due 1/1/09	7,382,271
3,640,000	Florida State Municipal Power Agency Revenue, All Requirements Power Supply, FSA, 5.000% due 10/1/08	3,651,443
	Jacksonville, FL:
44,250,000	1.600% due 10/2/08	44,250,000
3,300,000	HFA, MFH, Revenue, Refunding, St. Augustine Apartments, LIQ-FNMA, 1.900%, 9/3/08(a)	3,300,000
	Health Facilities Authority:
2,800,000	Hospital Revenue, Baptist Medical Center, LOC-Bank of America N.A., 2.450%, 9/2/08(a)	2,800,000
7,105,000	Hospital Revenue, Baptist Medical Center Project, 2.450%, 9/2/08(a)	7,105,000
3,000,000	Transit Revenue, SPA-Dexia Credit Local, 1.800%, 9/4/08(a)	3,000,000
17,500,000	JEA District, FL, 1.650% due 11/6/08	17,500,000
10,000,000	Kissimmee, FL, Utilities Authority Electric System Revenue, FSA, SPA-Dexia Credit Local, 2.150%, 9/3/08(a)	10,000,000
	Lee County, FL, IDA:
7,980,000	EFA, Canterbury School Inc. Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	7,980,000
5,100,000	North Fort Myers Utility Inc., LOC-SunTrust Bank, 2.000%, 9/3/08(a)(b)	5,100,000
1,775,000	Orlando & Orange County, FL, Expressway Authority, Refunding, FSA, SPA-Dexia Credit Local, 2.030%, 9/4/08(a)	1,775,000
2,800,000	Orlando, FL, Utilities Commission Water & Electric Revenue, 5.000% due 10/1/08(c)(d)	2,805,298
5,690,000	Palm Beach County, FL, Revenue, St. Andrews School, LOC-Bank of America N.A., 1.900%, 9/4/08(a)	5,690,000
23,000,000	Palm Beach, FL, School District, 1.600% due 12/9/08	23,000,000
4,000,000	Polk County, FL, IDA Revenue, Winter Haven Hospital Project, LOC-SunTrust Bank, 2.420%, 9/2/08(a)	4,000,000
14,650,000	Polk County, FL, School Board COP, Master Lease Program, FSA, SPA-Dexia Credit Local, 2.180%, 9/4/08(a)	14,650,000
2,360,000	Sarasota-Manatee Airport Authority, Refunding, LOC-SunTrust Bank, 2.420%, 9/2/08(a)	2,360,000

	Total Florida	199,429,104

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 33

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Georgia — 4.8%
	Atlanta, GA, Water & Wastewater Revenue:
$10,470,000	1.700% due 2/4/09	$10,470,000
16,800,000	FSA, SPA-Dexia Credit Local, 3.000%, 9/4/08(a)	16,800,000
4,100,000	Bibb County, GA, Development Authority, Stratford Academy Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	4,100,000
7,500,000	Coweta County, GA, Development Authority Revenue, Metro Atlanta YMCA Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	7,500,000
6,000,000	De Kalb County, GA, Development Authority, IDR, The Paideia School Inc. Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	6,000,000
2,935,000	Douglas County, GA, Development Authority, IDR, Pandosia LLC Project, LOC-Wells Fargo Bank N.A., 1.940%, 9/4/08(a)(b)	2,935,000
6,600,000	Floyd County, GA, Development Authority Revenue, Berry College Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	6,600,000
	Fulton County, GA, Development Authority Revenue:
8,000,000	Shepherd Center Inc. Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	8,000,000
3,600,000	Catholic School Properties Inc., LOC-Wachovia Bank, 1.850%, 9/4/08(a)	3,600,000
17,500,000	Woodward Academy Inc. Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	17,500,000
10,655,000	Georgia State Ports Authority Revenue, Garden City Terminal Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	10,655,000
	Georgia State, GO:
235,000	3.000% due 7/1/09	237,248
2,462,000	SPA-Dexia Credit Local, 1.900%, 9/4/08(a)	2,462,000
7,100,000	Gwinnett County, GA, Water & Sewerage Authority Revenue, SPA-Landesbank Hessen-Thuringen, 1.900%, 9/3/08(a)	7,100,000
2,215,000	Liberty County, GA, Industrial Authority, Refunding, Millennium Realty Project, LOC-SunTrust Bank, 2.050%, 9/3/08(a)(b)	2,215,000
5,615,000	Macon-Bibb County, GA, Hospital Authority, RAN, Medical Center of Central Georgia, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	5,615,000
3,750,000	Private Colleges & Universities Authority, GA, Revenue, Emory University, Series B-1, 1.900%, 9/4/08(a)	3,750,000
10,800,000	Putnam County, GA, Development Authority PCR, Georgia Power Co., 2.100% due 7/14/09(d)	10,800,000
3,300,000	Valdosta-Lowndes County, GA, IDA Revenue, Steeda Autosports Project, LOC-Bank of America N.A., 2.150%, 9/4/08(a)(b)	3,300,000

	Total Georgia	129,639,248

	Idaho — 0.2%
4,200,000	Idaho Health Facility Authority Revenue, St. Lukes Regional Medical Center Project, FSA, SPA-Bayerische Landesbank, 2.800%, 9/2/08(a)	4,200,000

	Illinois — 3.5%
2,270,000	Aurora, IL, Keson Industries Inc. Project, LOC-Harris Trust and Savings Bank, 2.160%, 9/4/08(a)(b)	2,270,000
14,430,000	Chicago, IL, Board of Education, GO, SPA-Depfa Bank PLC, 2.550%, 9/2/08(a)	14,430,000
2,570,000	Chicago, IL, Renaissance Center LP, LOC-Harris Trust and Savings Bank, 2.160%, 9/4/08(a)(b)	2,570,000
4,800,000	Cook County, IL, GO, Capital Improvement, SPA-Depfa Bank PLC, 1.900%, 9/4/08(a)	4,800,000

See Notes to Financial Statements.

34 |  Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Illinois — 3.5% continued
$2,910,000	Illinois Development Finance Authority, IDR, Elite Manufacturing Tech Inc. Project, LOC-LaSalle Bank N.A., 2.150%, 9/4/08(a)(b)	$2,910,000
	Illinois Finance Authority:
2,100,000	Elgin Academy Project, LOC-Charter One Bank, 1.880%, 9/3/08(a)	2,100,000
1,220,000	IDR, Transparent Container Project, LOC-Bank One N.A., 2.350%, 9/4/08(a)(b)	1,220,000
	Illinois Finance Authority Revenue:
2,495,000	Alexian Brothers Health Systems, FSA, SPA-Harris Bank, 1.950%, 9/4/08(a)	2,495,000
4,000,000	Chicagoland Laborers District Council Training & Apprentice Fund, LOC-Fifth Third Bank, 1.840%, 9/3/08(a)	4,000,000
2,150,000	Dominican University, LOC-JPMorgan Chase, 1.850%, 9/3/08(a)	2,150,000
6,000,000	Illinois College, LOC-U.S. Bank, 1.860%, 9/4/08(a)	6,000,000
3,070,000	OSF Healthcare System, FSA, SPA-JPMorgan Chase, 2.000%, 9/3/08(a)	3,070,000
	Resurrection Health:
9,805,000	LOC-JPMorgan Chase, 2.650%, 9/2/08(a)	9,805,000
13,435,000	LOC-LaSalle Bank N.A., 1.950%, 9/4/08(a)	13,435,000
2,405,000	Illinois Health Facilities Authority Revenue, Alexian Brothers Health, FSA, Prerefunded 1/1/09 @ 101, 5.125% due 1/1/28(e)	2,447,319
6,700,000	Illinois Housing Development Authority Revenue, Homeowner Mortgage, SPA-State Street Bank & Trust Co., 2.100%, 9/3/08(a)(b)	6,700,000
8,700,000	Illinois State, GO, SPA-Depfa Bank PLC, 1.930%, 9/3/08(a)	8,700,000
3,700,000	University of Illinois Revenue, Auxiliary Facilities Systems, FSA, SPA-State Street Bank &Trust Co., 2.200%, 9/3/08(a)	3,700,000
1,250,000	Warren County, IL, Monmouth College Project, LOC-Allied Irish Bank PLC, 1.870%, 9/4/08(a)	1,250,000

	Total Illinois	94,052,319

	Indiana — 0.8%
1,400,000	Indiana Health Facilities Financing Authority, Hospital Revenue, Deaconess Hospital Obligation, LOC-Fifth Third Bank, 1.860%, 9/5/08(a)	1,400,000
5,275,000	Indiana Health Facilities Financing Authority, Hospital Revenue, Community Hospitals Project of Indiana Inc., LOC-Bank of America N.A., 1.900%, 9/4/08(a)	5,275,000
5,400,000	Indiana State Office Building Commission Facilities Pendleton, Juvenile Facility, SPA-Depfa Bank PLC, 1.750%, 9/3/08(a)	5,400,000
3,000,000	Indiana State Office Building Community Facilities Revenue, Indiana Government Center South, SPA-Depfa Bank PLC, 1.750%, 9/3/08(a)	3,000,000
3,100,000	Purdue University Revenue, Student Facilities Systems, 1.400%, 9/3/08(a)	3,100,000
4,265,000	Whitley County, IN, EDR, Micopulse Inc. Project, LOC-Wells Fargo Bank N.A., 1.940%, 9/4/08(a)(b)	4,265,000

	Total Indiana	22,440,000

	Iowa — 0.8%
	Iowa Finance Authority:
3,600,000	IDR, Embria Health Sciences Project, LOC-Wells Fargo Bank, 1.940%, 9/4/08(a)(b)	3,600,000
2,000,000	MFH, SPA-Dexia Credit Local, 1.950%, 9/4/08(a)(b)	2,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report  | 35

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Iowa — 0.8% continued
$6,915,000	Revenue, Refunding, Trinity Health SPA-JPMorgan Chase, Northern Trust, 1.750%, 9/4/08(a)	$6,915,000
5,000,000	Single Family Mortgage Bonds, SPA-Depfa Bank PLC, 1.950%, 9/4/08(a)(b)	5,000,000
5,535,000	Iowa Higher Education Loan Authority Revenue, Private College Facility, Loras, LOC-LaSalle Bank N.A., 2.400%, 9/2/08(a)	5,535,000

	Total Iowa	23,050,000

	Kansas — 0.7%
	Kansas State Department of Transportation Highway Revenue:
5,875,000	Refunding, 5.000% due 9/1/08	5,875,000
1,700,000	SPA-Dexia Credit Local & Westdeutsche Landesbank, 1.500%, 9/4/08(a)	1,700,000
1,290,000	Kansas State Development Finance Authority Lease Revenue, Kansas Department Administration, SPA-Wachovia Bank N.A., 2.450%, 9/2/08(a)	1,290,000
10,220,000	Lawrence, KS, GO, 4.250% due 10/1/08	10,226,364

	Total Kansas	19,091,364

	Kentucky — 1.4%
	Berea, KY, Educational Facilities Revenue:
4,160,000	2.550%, 9/2/08(a)	4,160,000
2,600,000	Berea College Project, 2.550%, 9/2/08(a)	2,600,000
10,660,000	Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, LOC-U.S. Bank N.A., 1.880%, 9/3/08(a)	10,660,000
14,750,000	Georgetown, KY, Industrial Building Revenue, Refunding, Georgetown College Project, LOC-Fifth Third Bank, 1.860%, 9/5/08(a)	14,750,000
2,800,000	Kentucky Housing Corp., Housing Revenue, SPA-Kentucky Housing Corp., 2.050%, 9/3/08(a)(b)	2,800,000
3,255,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer & Drain Systems, FSA, SPA-Bank One Kentucky N.A., 2.200%, 9/3/08(a)	3,255,000

	Total Kentucky	38,225,000

	Louisiana — 0.3%
3,200,000	Ascension Parish, LA, IDB Inc., Revenue, Geismar Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	3,200,000
4,100,000	Calcasieu Parish, LA, Public Trust Authority Solid Waste Disposal Revenue, WPT Corp. Project, LOC-Bank of America, 2.020%, 9/3/08(a)(b)	4,100,000

	Total Louisiana	7,300,000

	Maine — 0.3%
7,100,000	Westbrook, ME, GO, BAN, 2.250% due 12/30/08	7,111,299

	Maryland — 3.4%
1,100,000	Baltimore County, MD, EDR, Republic Services Inc. Project, LOC-Bank of America, 2.150%, 9/4/08(a)(b)	1,100,000
11,200,000	Baltimore, MD, IDA, Baltimore Capital Acquisition, LOC-Bayerische Landesbank, 1.900%, 9/3/08(a)	11,200,000
	Howard County, MD:
5,710,000	Multi-Family Revenue, Sherwood Crossing Apartments, LIQ-FNMA, 1.900%, 9/4/08(a)	5,710,000

See Notes to Financial Statements.

36 | Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Maryland — 3.4% continued
$3,125,000	Revenue, Refunding Glenelg Country School, LOC-PNC Bank N.A., 1.820%, 9/5/08(a)	$3,125,000
6,500,000	Maryland Industrial Development Financing Authority, EDR, Paul Reed Smith Guitars, LOC-PNC Bank N.A., 1.920%, 9/5/08(a)(b)	6,500,000
	Maryland State Economic Development Corp., Revenue:
2,200,000	Refunding, Constellation Energy Inc., LOC-Wachovia Bank, 1.800%, 9/4/08(a)	2,200,000
6,630,000	Santa Barbara Court LLC Project, LOC-PNC Bank N.A., 1.870%, 9/5/08(a)(b)	6,630,000
	Maryland State Health & Higher EFA Revenue:
2,000,000	1.700% due 10/2/08	2,000,000
2,000,000	1.600% due 11/6/08	2,000,000
13,200,000	Archdiocese of Baltimore Schools, LOC-PNC Bank N.A., 1.760%, 9/5/08(a)	13,200,000
1,400,000	Gilman School, LOC-SunTrust Bank, 1.840%, 9/3/08(a)	1,400,000
1,015,000	Mercy Medical Center, LOC-Bank of America N.A., 1.850%, 9/4/08(a)	1,015,000
1,800,000	University Maryland Medical Systems, LOC-SunTrust Bank, 2.420%, 9/2/08(a)	1,800,000
3,775,000	Woodmont Academy, LOC-Allied Irish Bank PLC, 1.940%, 9/4/08(a)	3,775,000
	Montgomery County, MD:
	Housing Opportunities Commission, Multi-Family Revenue, Housing Development:
13,580,000	GNMA/FNMA/FHLMC, FHA, SPA-PNC Bank N.A., 1.900%, 9/4/08(a)(b)	13,580,000
1,960,000	SPA-Depfa Bank PLC, 1.650%, 9/3/08(a)	1,960,000
400,000	Revenue, Sidwell Friends School, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	400,000
10,260,000	Northeast, MD, Waste Disposal Authority, Solid Waste Revenue, AMBAC, 5.250% due 4/1/09(b)	10,426,812
3,250,000	Washington County, MD, EDR, St. James School Project, LOC-PNC Bank NA, 1.820%, 9/4/08(a)	3,250,000

	Total Maryland	91,271,812

	Massachusetts — 3.8%
2,515,000	Lowell, MA, GO, BAN, 3.250% due 9/19/08	2,516,766
	Massachusetts Bay Transportation Authority:
9,800,000	1.530% due 11/3/08	9,800,000
10,000,000	TECP, 1.800% due 12/2/08	10,000,000
	Massachusetts State DFA:
500,000	IDR, Multi-Mode-YMCA North Shore Project, LOC-Keybank N.A., 1.940%, 9/4/08(a)	500,000
	Revenue:
6,530,000	Chestnut Hill School, LOC-Citizens Bank, 1.650%, 9/3/08(a)	6,530,000
3,800,000	Marine Biological Laboratory, LOC-JPMorgan Chase, 1.880%, 9/4/08(a)	3,800,000
1,300,000	Notre Dame Health Care Center, LOC-KBC Bank NV, 1.890%, 9/4/08(a)	1,300,000
500,000	Smith College, SPA-Morgan Stanley, 1.610%, 9/4/08(a)	500,000
2,600,000	YMCA Greater Boston, LOC-Citizens Bank, 1.840%, 9/4/08(a)	2,600,000
	Massachusetts State HEFA:
1,700,000	Amherst College, 1.500%, 9/4/08(a)	1,700,000
800,000	Harvard University, 1.450%, 9/4/08(a)	800,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 37

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 3.8% continued
$5,300,000	Pool Loan Program, LOC-Citizens Bank, 1.750%, 9/4/08(a)	$5,300,000
3,225,000	Suffolk University, LOC-JPMorgan Chase, 1.880%, 9/4/08(a)	3,225,000
	Massachusetts State HEFA, Revenue:
8,395,000	Capital Asset Program, LOC-Bank of MA, 1.750%, 9/4/08(a)	8,395,000
2,775,000	Capital Asset, LOC-Bank of America, 1.750%, 9/4/08(a)	2,775,000
1,300,000	CIL Realty Massachusetts, LOC-HSBC Bank USA N.A., 1.820%, 9/3/08(a)	1,300,000
195,000	Hallmark Health System, FSA, SPA-Bank of America, 1.900%, 9/4/08(a)	195,000
2,100,000	Museum of Fine Arts, SPA-Bank of America N.A., 2.400%, 9/2/08(a)	2,100,000
15,000,000	Suffolk University, 1.860%, 9/4/08(a)	15,000,000
13,100,000	Massachusetts State HFA, Housing Revenue, FSA, SPA-Dexia Credit Local, 2.500%, 9/3/08(a)	13,100,000
1,400,000	Massachusetts State IFA Revenue, Whitehead Institute Biomed Research, SPA-Bank of America, 1.770%, 9/3/08(a)	1,400,000
	Massachusetts State Water Resources Authority:
520,000	Multi-Modal, Refunding, LOC-Landesbank Baden-Wurttemberg, 2.600%, 9/2/08(a)	520,000
6,415,000	SPA-Bayerische Landesbank, 1.750%, 9/3/08(a)	6,415,000
2,100,000	Massachusetts State, GO, Central Artery, SPA-Landesbank Baden-Wuerttemburg, 2.550%, 9/2/08(a)	2,100,000

	Total Massachusetts	101,871,766

	Michigan — 2.0%
2,100,000	Detroit, MI, Water Supply System, Second Lien, FSA, SPA-Depfa Bank PLC, 2.650%, 9/4/08(a)	2,100,000
10,000,000	Michigan State, LOC-Depfa Bank PLC, 4.000% due 9/30/08	10,008,273
5,000,000	Michigan State Strategic Fund Ltd. Obligation Revenue, Consumers Energy Company, LOC-Wells Fargo Bank, 1.800%, 9/3/08(a)	5,000,000
7,300,000	Milan, MI, Area Schools, GO, Refunding, Q-SBLF, LOC-Landesbank Hessen-Thuringen, 1.750%, 9/4/08(a)	7,300,000
22,290,000	Regents of University of Michigan, 1.670% due 11/4/08	22,290,000
	University of Michigan Revenue:
2,200,000	Hospital, 1.900%, 9/4/08(a)	2,200,000
6,500,000	Refunding, Hospital, 2.550%, 9/2/08(a)	6,500,000

	Total Michigan	55,398,273

	Minnesota — 1.2%
1,715,000	Mendota Heights, MN, Purchase Revenue, St. Thomas Academy Project, LOC-Allied Irish Banks PLC, 1.860%, 9/4/08(a)	1,715,000
3,525,000	Minnesota HEFA Revenue, MN, Carleton College, SPA-Wells Fargo Bank, 1.750%, 9/4/08(a)	3,525,000
6,260,000	Minnesota Housing Finance Agency, Residential Housing Finance, SPA-Lloyds TSB Bank, 1.860%, 9/4/08(a)(b)	6,260,000
6,500,000	Minnesota State Housing Finance Agency, Residential Housing, SPA-Lloyds TSB Bank PLC, 1.860%, 9/4/08(a)(b)	6,500,000
5,000,000	Minnetonka, MN, MFH Revenue, Refunding-Minnetonka Hills Apartments, LIQ-FNMA, 2.000%, 9/4/08(a)	5,000,000
5,700,000	Rochester, MN, Health Care Facilities Revenue, Mayo Clinic, SPA-Wells Fargo Bank N.A., 1.900%, 9/3/08(a)	5,700,000

See Notes to Financial Statements.

38 | Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Minnesota — 1.2% continued
$5,000,000	St. Cloud, MN, Health Care Revenue, Centracare Health Systems Project, SPA-Royal Bank of Canada, 1.960%, 9/4/08(a)	$5,000,000

	Total Minnesota	33,700,000

	Mississippi — 1.2%
20,000,000	Mississippi Business Finance Commission Gulf Opportunity Zone, Chevron USA Inc. Project, 2.450%, 9/2/08(a)	20,000,000
	Mississippi Business Finance Corp.:
5,000,000	Chrome Deposit Corp. Project, LOC-PNC Bank N.A., 1.870%, 9/4/08(a)	5,000,000
	Gulf Opportunity Zone:
2,100,000	Revenue, Petal Gas Storage LLC, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	2,100,000
6,250,000	SG Resources Mississippi LLC Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	6,250,000

	Total Mississippi	33,350,000

	Missouri — 1.4%
750,000	Bi-State Development Agency, MO, Metrolink Cross County, FSA, SPA-Westdeutsche Landesbank, 1.980%, 9/3/08(a)	750,000
14,600,000	Missouri Development Finance Board, MO, Kauffman Center, SPA-Bank of America, 2.450%, 9/2/08(a)	14,600,000
5,800,000	Missouri State, HEFA, Revenue, St. Francis Medical Center, LOC-Bank of America N.A., 2.480%, 9/2/08(a)	5,800,000
15,100,000	Missouri State, HEFA, Revenue, BJC Health System, SPA-U.S. Bank N.A., 1.450%, 9/4/08(a)	15,100,000
2,400,000	St. Charles County, MO, Public Water Supply, District No. 2, COP, LOC-Bank of America N.A., 1.900%, 9/4/08(a)	2,400,000

	Total Missouri	38,650,000

	Nebraska — 4.0%
31,100,000	American Public Energy Agency, NE, Gas Supply Revenue, SPA-Societe Generale, 2.000%, 9/4/08(a)	31,100,000
	Nebraska Investment Finance Authority:
	Single Family Housing Revenue:
6,550,000	2.100%, 9/3/08(a)(b)	6,550,000
1,245,000	SPA-FHLB, 2.100%, 9/3/08(a)(b)	1,245,000
6,100,000	Multi-Family Revenue, Housing Irvington Heights, LOC-Citibank N.A., 1.910%, 9/4/08(a)(b)	6,100,000
21,700,000	Nebraska Public Power District, 1.600% due 11/10/08	21,700,000
42,500,000	Omaha, NE, Public Power District, 1.600% due 11/12/08	42,500,000

	Total Nebraska	109,195,000

	Nevada — 0.7%
11,400,000	Las Vegas Valley, NV, Water District, 1.650% due 11/6/08	11,400,000
4,500,000	Nevada Housing Division, Single Family Mortgage Revenue, GNMA, FNMA, FHLMC, SPA-JPMorgan Chase, 2.000%, 9/3/08(a)(b)	4,500,000
2,343,000	Tuckee Meadows, NV, Water Authority, 1.650% due 10/15/08	2,343,000

	Total Nevada	18,243,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report  |  39

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	New Hampshire — 0.7%
	New Hampshire HEFA Revenue:
$1,930,000	Dartmouth Hitchcock Clinic, FSA, SPA-Dexia Credit Local & JPMorgan Chase, 1.950%, 9/4/08(a)	$1,930,000
6,700,000	Refunding, Dartmouth College, SPA-JPMorgan Chase, 2.550%, 9/2/08(a)	6,700,000
9,860,000	University New Hampshire, AMBAC, 3.000% due 3/30/09(c)(d)	9,860,000

	Total New Hampshire	18,490,000

	New Jersey — 1.4%
9,000,000	Montclair Township, NJ, GO, Temporary Notes, 3.750% due 12/19/08	9,022,388
17,708,482	Montgomery Township, NJ, BAN, 4.000% due 9/26/08	17,715,147
9,900,000	Newark, NJ, GO, School Promissory Notes, 3.000% due 1/23/09	9,920,896

	Total New Jersey	36,658,431

	New Mexico — 0.2%
2,000,000	New Mexico Educational Assistance Foundation, Education Loan, 4.950% due 3/1/09(b)	2,032,409
3,845,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue, Refunding, Presbyterian Healthcare B, FSA, SPA-Citibank N.A., 1.850%, 9/3/08(a)	3,845,000

	Total New Mexico	5,877,409

	New York — 2.5%
20,000,000	Long Island Power Authority, NY, Electric System Revenue, FSA, SPA-Dexia Credit Local, 2.070%, 9/3/08(a)	20,000,000
18,200,000	Long Island, NY, Power Authority, Subordinated, LOC-Bayerische Landesbank & Landesbank Baden-Wurttemberg, 1.800%, 9/3/08(a)	18,200,000
2,000,000	New York City, NY, LIQ-Wachovia Bank N.A., 2.300%, 9/2/08(a)	2,000,000
	New York City, NY, GO, Subordinated:
1,400,000	LOC-Bank of Nova Scotia, 1.550%, 9/3/08(a)	1,400,000
1,075,000	LOC-Royal Bank of Scotland, 1.450%, 9/4/08(a)	1,075,000
4,400,000	New York City, NY, HDC, Mortgage Revenue, Queens Family Courthouse Apartment, LOC-Citibank N.A., 1.880%, 9/3/08(a)(b)	4,400,000
4,100,000	New York City, NY, IDA, 1 Bryant Park LLC, LOC-Bank of America NA, Bank of New York, GIC-Bayerische Landesbank, 1.850%, 9/3/08(a)	4,100,000
1,200,000	New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local, 1.760%, 9/4/08(a)	1,200,000
	New York State Housing Finance Agency:
4,000,000	Revenue, Remeeder Houses, LOC-Citibank N.A., 1.950%, 9/3/08(a)(b)	4,000,000
5,000,000	Service Contract Revenue, Refunding, LOC-Dexia Credit Local, 1.780%, 9/3/08(a)	5,000,000
1,600,000	New York State LGAC, LOC-Westdeutsche Landesbank & Bayerische Landesbank, 1.730%, 9/3/08(a)	1,600,000
2,400,000	Triborough Bridge & Tunnel Authority, NY, Revenue, Refunding, Subordinated, SPA-Landesbank Baden-Wurttemberg, 1.900%, 9/4/08(a)	2,400,000
2,850,000	Yonkers, NY, Industrial Development Agency, Civic Facility Revenue, Consumers Union of United States Inc., AMBAC, LOC-JPMorgan Chase, 1.700%, 9/3/08(a)	2,850,000

	Total New York	68,225,000

See Notes to Financial Statements.

40  |  Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	North Carolina — 4.8%
	Charlotte, NC:
$11,493,000	1.500% due 9/10/08	$11,493,000
3,000,000	1.600% due 9/10/08	3,000,000
2,658,000	2.050% due 12/18/08	2,658,000
1,602,000	1.600% due 2/2/09	1,602,000
8,924,000	1.750% due 2/2/09	8,924,000
12,072,000	1.750% due 2/3/09	12,072,000
4,268,000	1.950% due 2/3/09	4,268,000
1,233,000	2.000% due 2/19/09	1,233,000
3,212,000	1.800% due 3/26/09	3,212,000
3,835,000	TECP, LIQ-U.S. Bank, KBC Bank, 1.200% due 11/6/08	3,835,000
1,000,000	Water & Sewer System Revenue, SPA-Wachovia Bank, 1.900%, 9/4/08(a)	1,000,000
5,500,000	Guilford County, NC, GO, SPA-Wachovia Bank, 1.900%, 9/4/08(a)	5,500,000
	Mecklenburg County, NC:
	COP:
4,580,000	SPA-Depfa Bank PLC, 1.830%, 9/4/08(a)	4,580,000
3,000,000	SPA-Landesbank Hessen-Thuringen, 2.450%, 9/2/08(a)	3,000,000
6,500,000	SPA-SunTrust Bank, 1.860%, 9/4/08(a)	6,500,000
	GO:
2,150,000	SPA-Landesbank Hessen, 1.830%, 9/4/08(a)	2,150,000
2,475,000	SPA-Wachovia Bank N.A., 1.830%, 9/4/08(a)	2,475,000
	New Hanover County, NC:
6,750,000	GO, SPA-Wachovia Bank, 1.950%, 9/4/08(a)	6,750,000
3,075,000	Hospital Revenue, Refunding, New Hanover Regional, FSA, SPA-Wachovia Bank, 2.150%, 9/3/08(a)	3,075,000
10,490,000	North Carolina Capital Facilities Finance Agency, Recreational Facilities Revenue, YMCA Guarantee Charlotte Project, LOC-Wachovia Bank N.A., 1.900%, 9/4/08(a)	10,490,000
	North Carolina Medical Care Commission:
7,000,000	Health System Revenue, Catholic Health East, LOC-JPMorgan Chase, 1.750%, 9/3/08(a)	7,000,000
	Hospital Revenue:
2,630,000	Baptist Hospitals Project, SPA-Wachovia Bank, 1.750%, 9/3/08(a)	2,630,000
485,000	North Carolina Baptist Hospital Project, SPA-Wachovia Bank, 1.750%, 9/4/08(a)	485,000
9,000,000	North Carolina Medical Care Community, Health Care Facilities Revenue, Blue Ridge Healthcare Systems Inc., LOC-Wachovia Bank N.A., 2.450%, 9/2/08(a)	9,000,000
8,410,000	North Carolina State, GO, Refunding, LOC-Landesbank Baden-Wurttemberg, 1.700%, 9/3/08(a)	8,410,000
3,895,000	Rowan County, NC, Industrial Facilities & Pollution Control Financing Authority, Taylor Clay Products Inc., 2.000%, 9/4/08(a)(b)	3,895,000

	Total North Carolina	129,237,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report  |  41

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Ohio — 4.2%
$8,400,000	Akron Bath and Copley, OH, Joint Township Hospital District Revenue, Hospital Facilities Akron General Health, LOC-JPMorgan Chase, 1.880%, 9/3/08(a)	$8,400,000
	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare, LOC-Wachovia Bank N.A.:
4,400,000	1.850%, 9/3/08(a)	4,400,000
1,620,000	2.350%, 9/2/08(a)	1,620,000
6,225,000	Cleveland-Cuyahoga County, OH, Port Authority Revenue, 96th Research Building Project, LOC-Fifth Third Bank, 1.800%, 9/3/08(a)	6,225,000
4,000,000	Columbus, OH, City School District, GO, BAN, School Facilities Construction, 3.750% due 12/11/08	4,006,415
5,500,000	Columbus, OH, Regional Airport Authority Revenue, 1.650% due 10/7/08	5,500,000
5,800,000	Geauga County, OH, Revenue, South Franklin Circle Project A, LOC-Keybank N.A., 2.600%, 9/2/08(a)	5,800,000
10,000,000	Hamilton County, OH, Hospital Facilities Revenue, Childrens Hospital Medical Center, 1.840%, 9/4/08(a)	10,000,000
13,300,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare, LOC-UBS AG, 1.900%, 9/3/08(a)	13,300,000
10,000,000	Montgomery County, OH, Revenue, Catholic Health Initiatives, 2.000%, 9/3/08(a)	10,000,000
3,845,000	Ohio State Higher Educational Facilities, Commission Revenue, Higher Educational Facility-Pooled Program, LOC-Fifth Third Bank, 1.900%, 9/4/08(a)	3,845,000
5,400,000	Ohio State Higher Educational Facilities Revenue, Ohio Dominican University Project, LOC-JPMorgan Chase, 1.870%, 9/4/08(a)	5,400,000
	Ohio State Water Development Authority:
5,000,000	PCR, Refunding, Firstenergy Project, LOC-Barclay Bank PLC, 1.950%, 9/4/08(a)(b)	5,000,000
8,100,000	Pollution Control Facilities Revenue, Refunding, Firstenergy Project, LOC-Barclays Bank PLC, 1.850%, 9/3/08(a)	8,100,000
8,100,000	Ohio State, Air Quality Development Authority Revenue, Pollution Control-Firstenergy, LOC-Barclays Bank PLC, 2.420%, 9/2/08(a)	8,100,000
	Ohio State, GO:
750,000	Common Schools, 1.800%, 9/3/08(a)	750,000
400,000	Refunding and Improvement Infrastructure, 1.750%, 9/3/08(a)	400,000
4,675,000	Salem, OH, Hospital Revenue, Refunding and Improvement Salem Community, LOC-JPMorgan Chase, 1.770%, 9/4/08(a)	4,675,000
4,500,000	Summit County, OH, Revenue, Goodwill Indstries of Akron Inc., LOC-Fifth Third Bank, 1.920%, 9/3/08(a)	4,500,000
3,582,000	Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc., FSA, SPA-Bank One N.A., 3.290%, 9/5/08(a)	3,582,000

	Total Ohio	113,603,415

	Oklahoma — 0.2%
1,000,000	Oklahoma City Water Utilities, 1.530% due 10/14/08	1,000,000
4,900,000	Oklahoma State Turnpike Authority Revenue Refunding, SPA-Lloyd’s TSB Bank, Fortis Bank S.A. & Banco Bilbao Vizcaya Argentaria, 1.760%, 9/4/08(a)	4,900,000

	Total Oklahoma	5,900,000

See Notes to Financial Statements.

42  |  Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE

	Oregon — 1.5%
$14,865,000	City of Salem, OR, Water & Sewer, 1.550% due 9/2/08	$14,865,000
6,650,000	Klamath Falls, OR, Electric Revenue, Klamath Cogen, Prerefunded 1/1/09 @ 102, 5.875% due 1/1/16(e)(f)	6,841,557
	Medford, OR, Hospital Facilities Authority Revenue:
1,245,000	Cascade Manor Project, LOC-KBC Bank, 2.350%, 9/2/08(a)	1,245,000
2,600,000	Rogue Valley Manor Project, LOC-Bank of America N.A., 2.350%, 9/2/08(a)	2,600,000
3,000,000	Oregon State Facilities Authority Revenue, Peacehealth, LOC-Wells Fargo Bank N.A., 1.840%, 9/4/08(a)	3,000,000
	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local:
1,000,000	2.300%, 9/2/08(a)	1,000,000
500,000	1.730%, 9/3/08(a)	500,000
5,000,000	Port of Portland, OR, Special Obligation Revenue, Refunding, Portland Bulk Terminal, LOC-Canadian Imperial Bank, 1.950%, 9/4/08(a)(b)	5,000,000
4,825,000	Washington County, OR, Housing Authority Revenue, Refunding-Bethany Meadows II Project, LOC-U.S. Bank N.A., 1.920%, 9/4/08(a)(b)	4,825,000

	Total Oregon	39,876,557

	Pennsylvania — 11.3%
15,300,000	Allegheny County, PA, IDA Revenue, Education Center Watson, LOC-PNC Bank N.A., 2.050%, 9/3/08(a)	15,280,291
7,000,000	Allegheny County, PA, IDA, Health Care Revenue, Vincentian Collaborative, LOC-PNC Bank N.A., 2.100% due 6/1/09(c)(d)	7,000,000
29,700,000	Beaver County, PA, FSA, SPA-Dexia Credit Local, 2.650%, 9/4/08(a)	29,700,000
2,000,000	Central York School District, GO, FSA, SPA-RBC Centura Bank, 1.860%, 9/4/08(a)	2,000,000
11,000,000	Chester County, PA, IDA Revenue, Archdiocese of Philadelphia, 2.550%, 9/2/08(a)	11,000,000
6,550,000	Cumberland County, PA, Municipal Authority Revenue, Refunding, Asbury Obligated Group, LOC-KBC Bank N.V., 1.830%, 9/4/08(a)	6,550,000
1,200,000	Dauphin County, PA, General Authority Health System Revenue, Pinnacle Health Systems Project, FSA, SPA-Wachovia Bank N.A., 2.200%, 9/3/08(a)	1,200,000
4,725,000	Delaware County Authority, PA, Dunwoody Village Inc., LOC-Citizens Bank of PA, 1.880%, 9/4/08(a)	4,725,000
4,700,000	Doylestown, PA, Hospital Authority, Hospital Revenue, LOC-PNC Bank, 1.820%, 9/4/08(a)	4,700,000
4,800,000	Emmaus, PA, General Authority Revenue, LOC-DEPFA Bank PLC,
	1.850%, 9/3/08(a)	4,800,000
2,700,000	Lampeter-Strasburg, PA, School District, FSA, SPA-Royal Bank of Canada, 2.040%, 9/4/08(a)	2,700,000
	Lancaster County, PA, Hospital Authority Revenue, Masonic Homes Project:
12,280,000	LOC-JPMorgan Chase, 2.450%, 9/2/08(a)	12,280,000
12,200,000	LOC-Wachovia Bank N.A., 2.450%, 9/2/08(a)	12,200,000
1,920,000	Lancaster County, PA, GO, FSA, SPA-Dexia Credit Local, 2.100%, 9/4/08(a)	1,919,998
3,300,000	Lancaster, PA, IDA Revenue, Hospice Lancaster County Project, LOC-PNC Bank N.A., 1.820%, 9/4/08(a)	3,300,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 43

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 11.3% continued
$13,220,000	Langhorne Manor Boro, PA, Higher Education & Health Authority Retirement, Wesley Enhanced Living, Radian, LOC-Citizens Bank, SPA-Citizens Bank, 2.700%, 9/2/08(a)	$13,220,000
7,900,000	Luzerne County, PA, GO, Notes, FSA, SPA-JPMorgan Chase, 1.970%, 9/4/08(a)	7,900,000
8,000,000	Luzerne County, PA, IDA, Lease Revenue, GTD, LOC-PNC Bank N.A., 1.820%, 9/4/08(a)	8,000,000
1,540,000	Manheim Township School District, PA, GO, FSA, SPA-Royal Bank of Canada, 2.040%, 9/4/08(a)	1,540,000
2,160,000	Manheim, PA, CSD, GO, FSA, SPA-Dexia Credit Local, 2.100%, 9/4/08(a)	2,160,000
7,545,000	Middletown, PA, Area School District, FSA, SPA-RBC Centura Bank, 2.040%, 9/4/08(a)	7,545,000
1,875,000	Montgomery County, PA, IDA Revenue, Lasalle College High School, LOC-PNC Bank N.A., 1.850%, 9/4/08(a)	1,875,000
4,000,000	Nazareth, PA, Area School District, GO, FSA, SPA-Dexia Credit Local, 2.100%, 9/4/08(a)	4,000,000
7,970,000	New Castle, PA, Area Hospital Authority, Jameson Memorial Hospital, LOC-PNC Bank, 1.820%, 9/4/08(a)	7,970,000
1,285,000	North Wales Pennsylvania Water Authority, FSA, SPA-Dexia Credit Local, 1.970%, 9/4/08(a)	1,285,000
	Pennsylvania Economic Development Financing Authority Revenue:
2,250,000	LOC-PNC Bank N.A., 1.920%, 9/4/08(a)(b)	2,250,000
5,000,000	York Water Co. Project, LOC-PNC Bank N.A., 1.920%, 9/4/08(a)(b)	5,000,000
17,000,000	Pennsylvania HFA:
	Single Family Mortgage, LOC-Depfa Bank PLC, 1.880%, 9/3/08(a)(b)	17,000,000
780,000	SPA-Dexia Credit Local, 1.850%, 9/3/08(a)(b)	780,000
20,000,000	Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program, FSA, SPA-JPMorgan Chase, 2.040%, 9/4/08(a)	20,000,000
1,000,000	Pennsylvania State Higher EFA Revenue, Waynesburg College, LOC-PNC Bank N.A., 3.300% due 5/1/09(d)	1,009,393
3,475,000	Pennsylvania State, GO, 5.000% due 2/1/09	3,521,368
	Philadelphia, PA:
	Authority for IDR:
2,400,000	Newcourtland Elder Services Project, LOC-PNC Bank N.A., 2.550%, 9/2/08(a)	2,400,000
7,915,000	Pooled Loan Program, LOC-Citizens Bank, 1.750%, 9/4/08(a)	7,915,000
1,490,000	Gas Works Revenue, SPA-JPMorgan Chase, Bank of Nova Scotia, Wachovia Bank, 2.040%, 9/4/08(a)	1,490,000
7,000,000	School District, GO, LOC-Commerce Bank N.A., 1.820%, 9/4/08(a)	7,000,000
6,100,000	Philadelphia, PA, Authority for Industrial Development, Springside School, LOC-PNC Bank, 1.820%, 9/4/08(a)	6,100,000
5,830,000	Phoenixville, PA, Area School District, GO, FSA, SPA-Wachovia Bank N.A., 2.120%, 9/4/08(a)	5,830,000
4,700,000	Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, FSA, SPA-PNC Bank, 2.000%, 9/4/08(a)	4,700,000

See Notes to Financial Statements.

44 | Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 11.3% continued
$760,000	Pittsburgh, PA, Water & Sewer Authority System Revenue, First Lien, FSA, SPA-JPMorgan Chase, 1.970%, 9/4/08(a)	$760,000
600,000	Saint Mary Hospital Authority Bucks County, Catholic Health, 1.900%, 9/3/08(a)	600,000
9,495,000	Souderton, PA, Area School District, GO, High School Completion Project, FSA, SPA-Depfa Bank PLC, 1.900%, 9/4/08(a)	9,495,000
10,325,000	State Public School Building Authority, Albert Gallatin Area Schools, FSA, SPA-PNC Bank, 2.070%, 9/4/08(a)	10,325,000
6,685,000	State Public School Building Authority Revenue, South Park School District Project, FSA, SPA-PNC Bank N.A., 2.070%, 9/4/08(a)	6,685,000
	University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project, SPA-Depfa Bank PLC:
3,150,000	1.820%, 9/3/08(a)	3,150,000
1,500,000	1.930%, 9/3/08(a)	1,500,000
8,775,000	Washington County Hospital Authority, PA, Hospital Washington Hospital Project, LOC-PNC Bank, 2.100% due 7/1/09(d)	8,775,000
5,735,000	Westmoreland County, PA, IDA Revenue, Health System, Excela Project, LOC-Wachovia Bank N.A., 1.820%, 9/4/08(a)	5,735,000

	Total Pennsylvania	306,871,050

	Puerto Rico — 0.2%
4,200,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, SPA-Dexia Credit Local, 2.300%, 9/2/08(a)	4,200,000

	Rhode Island — 0.8%
7,500,000	Narragansett, RI, GO, BAN, 2.500% due 5/19/09	7,538,430
	Rhode Island Health & Educational Building Corp.:
8,925,000	Higher Education Facilities Revenue, Providence College, LOC-RBS Citizens Bank N.A., 1.500%, 9/3/08(a)	8,925,000
1,845,000	Revenue, Catholic Schools Program, LOC-Citizens Bank of Rhode Island, 1.900%, 9/3/08(a)	1,845,000
3,380,000	St. George’s School, LIQ-Bank of America, 1.600%, 9/3/08(a)	3,380,000

	Total Rhode Island	21,688,430

	South Carolina — 1.8%
7,300,000	Charleston, SC, Waterworks & Sewer Revenue, Capital Improvement, SPA-Wachovia Bank, 1.900%, 9/4/08(a)	7,300,000
5,800,000	Oconee County, SC, PCR, Refunding-Facilities Duke, Remarketed 11/03/03, LOC-SunTrust Bank, 1.850%, 9/4/08(a)	5,800,000
6,000,000	Piedmont, SC, Municipal Power Agency, Electric Revenue, SPA-Dexia Credit Local, 1.850%, 9/4/08(a)	6,000,000
	South Carolina Jobs EDA:
4,600,000	EDR, Vista Hotel Partners LLC, LOC-SunTrust Bank, 2.000%, 9/3/08(a)(b)	4,600,000
8,080,000	Hospital Facilities Revenue, Sisters Charity Providence Hospital, LOC-Wachovia Bank, 1.850%, 9/4/08(a)	8,080,000
6,275,000	Revenue, Executive Kitchens Inc. Project, LOC-SunTrust Bank, 2.000%, 9/3/08(a)(b)	6,275,000
6,100,000	South Carolina Jobs-EDA, Hospice Laurens County Inc., LOC-SunTrust Bank, 1.850%, 9/3/08(a)	6,100,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report  |  45

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	South Carolina — 1.8% continued
$4,000,000	South Carolina State Housing Finance & Development Authority Multi-Family Revenue, Rental Housing, Rocky Creek, LOC-Wachovia Bank, 1.980%, 9/4/08(a)(b)	$4,000,000

	Total South Carolina	48,155,000

	South Dakota — 0.1%
1,590,000	South Dakota Housing Development Authority, Homeownership Mortgage, SPA-Landesbank Hessen-Thuringen, 1.750%, 9/3/08(a)	1,590,000

	Tennessee — 1.3%
5,600,000	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennesse Municipal Bond Fund, LOC- Bank of America N.A., 2.450%, 9/2/08(a)	5,600,000
9,000,000	Jackson, TN, Health Educational & Housing Facility Board Revenue, Union University Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	9,000,000
	Metropolitan Government Nashville & Davidson County, TN:
3,230,000	Electric Revenue, 4.000% due 5/15/09	3,282,763
	Health & Educational Facilities Board Revenue:
10,000,000	Housing, Hickory Creek Apartments Project, LOC-Fifth Third Bank, 2.050%, 9/5/08(a)(b)	10,000,000
3,596,000	Old Hickory Towers, LOC-Wachovia Bank N.A., 2.250%, 9/3/08(a)(b)(f)	3,596,000
4,250,000	Morristown, TN, Industrial Development Board Revenue, Industrial Automotive Products, LOC-Landesbank Baden, 2.050%, 9/3/08(a)(b)	4,250,000

	Total Tennessee	35,728,763

	Texas — 6.2%
1,025,000	Austin, TX, Utility System Revenue, Water & Wastewater System Revenue, FSA, SPA-Landesbank Baden-Wurttemberg, 2.070%, 9/4/08(a)	1,025,000
4,930,000	Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, Refunding, Northwest Trails Apartments, FNMA, LOC-FNMA, 2.000%, 9/4/08(a)	4,930,000
2,100,000	Grand Prairie, TX, HFA, MFH, Lincoln Property Co., 1.950%, 9/3/08(a)	2,100,000
5,000,000	Gregg County, TX, Health Facilities Development Corp., Hospital Revenue, Good Shepherd Hospital Inc., Radian, LOC-JPMorgan Chase, 2.800%, 9/2/08(a)	5,000,000
13,100,000	Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Baylor College of Medicine, LOC-Compass Bank, 1.800%, 9/3/08(a)	13,100,000
2,500,000	Houston, TX, 1.500% due 10/2/08	2,500,000
	Houston, TX, Airport Systems Revenue:
3,000,000	1.600% due 9/2/08	3,000,000
15,000,000	1.650% due 9/2/08	15,000,000
6,000,000	1.800% due 11/3/08	6,000,000
4,100,000	Houston, TX, Utility System Revenue, Refunding, First Lien, LOC-Bank of America N.A., Bank of New York, Dexia Credit Local, State Street Bank & Trust Co., 1.800%, 9/4/08(a)	4,100,000
5,000,000	Midway, TX, ISD, GO, School Building, SPA-Depfa Bank PLC, 3.125% due 9/4/08(a)(d)	5,050,300
6,000,000	Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Allied Waste Inc. Project, LOC-Bank of America N.A., 2.150%, 9/4/08(a)(b)	6,000,000

See Notes to Financial Statements.

46  |  Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Texas — 6.2% continued
$1,300,000	North Central Texas Health Facility Development Corp., Revenue, Baylor Health Care System Project, FSA, SPA-Bank of New York, 1.850%, 9/3/08(a)	$1,300,000
5,000,000	North Texas Tollway Authority, 1.600% due 11/4/08	5,000,000
10,800,000	Northern Texas Higher Education Authority, Student Loan Revenue, LOC-Lloyds Bank PLC, 2.000%, 9/3/08(a)(b)	10,800,000
1,500,000	San Antonio, TX, GO, Certificates of Obligation, 5.000% due 2/1/09	1,519,709
6,450,000	San Antonio, TX, Empowerment Zone Development Corp., Drury Southwest Hotel Project, LOC-U.S. Bank, 2.150%, 9/4/08(a)(b)	6,450,000
635,000	Tarrant County, TX, Health Facilities Development Corp. Revenue, Adventist/Sunbelt, LOC-SunTrust Bank, 1.800%, 9/4/08(a)	635,000
25,000,000	Texas State, TRAN, 3.000% due 8/28/09	25,338,079
7,568,000	Texas Technical University, 1.700% due 11/4/08	7,568,000
13,750,000	Trinity River Authority, TX, Solid Waste Disposal Revenue, Community Waste Disposal Project, LOC-Wells Fargo Bank NA, 1.950%, 9/4/08(a)(b)	13,750,000
10,000,000	University of Texas, Permanent University Fund, 1.580% due 11/6/08	10,000,000
18,300,000	Weatherford, TX, ISD, PSF-GTD, SPA-Depfa Bank PLC, 1.900% due 8/1/09(d)	18,300,000

	Total Texas	168,466,088

	Utah — 4.0%
770,000	Murray City, UT, Hospital Revenue, IHC Health Services Inc., SPA-JPMorgan Chase, 2.350%, 9/2/08(a)	770,000
	Utah Housing Corp. Single Family Mortgage Revenue:
3,900,000	GIC-AIG, LIQ FAC-Bayerische Landesbank, 2.100%, 9/3/08(a)(b)	3,900,000
8,700,000	LIQ FAC-Bayerische Landesbank, 2.100%, 9/3/08(a)(b)	8,700,000
30,010,000	LIQ-Bayerische Landesbank, 2.100%, 9/3/08(a)(b)	30,010,000
6,965,000	LIQ-Depfa Bank PLC, 2.100%, 9/3/08(a)(b)	6,965,000
3,055,000	SPA-Bayerische Landesbank, 2.100%, 9/3/08(a)(b)	3,055,000
12,860,000	SPA-Depfa Bank PLC, 2.100%, 9/3/08(a)(b)	12,860,000
3,400,000	SPA-FHLB, 2.100%, 9/3/08(a)(b)	3,400,000
	Utah Intermountain Power Agency Power Supply Revenue, AMBAC, SPA-Morgan Stanley:
12,150,000	2.750% due 9/15/08(d)	12,150,000
10,000,000	2.350% due 12/1/08(d)	10,000,000
1,885,000	Utah State Housing Finance Agency, Single Family Mortgage, SPA-Bayerische Landesbank, 2.100%, 9/3/08(a)(b)	1,885,000
15,100,000	Utah Water Finance Agency Revenue, SPA-JPMorgan Chase, 1.900%, 9/3/08(a)	15,100,000
1,000,000	Weber County, UT, Hospital Revenue, IHC Health Services, SPA-Landesbank Hessen-Thuringen, 2.350%, 9/2/08(a)	1,000,000

	Total Utah	109,795,000

	Vermont — 0.1%
1,600,000	Vermont Housing Finance Agency, FSA, SPA-Depfa Bank PLC, 3.100%, 9/3/08(a)(b)	1,600,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report  |  47

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Virginia — 3.4%
$5,600,000	Capital Region Airport Commission, VA, Passenger Facilities Charge Revenue, LOC-Wachovia Bank, 1.950%, 9/4/08(a)(b)	$5,600,000
	Fairfax County, VA:
5,000,000	EDA Revenue, Mount Vernon Ladies Association of the Union Project, LOC-SunTrust Bank, 1.850%, 9/3/08(a)	5,000,000
7,000,000	Redevelopment & Housing Authority Revenue, BAN, Affordable Housing, 3.625% due 10/9/08	7,002,290
7,880,000	Norfolk, VA, GO, SPA-Lloyds TSB Bank PLC, 1.930%, 9/4/08(a)(b)	7,880,000
8,340,000	Prince William County, VA, IDA, Sewer Disposal Facilities Revenue, Dale Service Corp. Project, LOC-Wachovia Bank N.A., 1.980%, 9/4/08(a)(b)	8,340,000
1,200,000	Rector & Visitors of the University of Virginia, 1.800% due 9/10/08	1,200,000
	Virginia College Building Authority, VA:
970,000	Educational Facilities Revenue, 21st Century College, SPA-Wachovia Bank, 2.550%, 9/2/08(a)	970,000
9,310,000	Educational Facilities Revenue, 21st Century College, SPA-Wachovia Bank N.A., 2.450%, 9/2/08(a)	9,310,000
8,600,000	Various Shenandoah University Projects, LOC-Branch Banking & Trust, 2.430%, 9/2/08(a)	8,600,000
7,000,000	Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Notes, 5.000% due 10/1/08	7,014,974
	Virginia Commonwealth University, Health System Authority Revenue:
9,700,000	AMBAC, LOC-Wachovia Bank N.A., 2.450%, 9/2/08(a)	9,700,000
15,000,000	Medical College of Virginia Hospitals Authority, AMBAC, LOC-Wachovia Bank N.A., 1.850%, 9/4/08(a)	15,000,000
7,580,000	Virginia Small Business Financing Authority Revenue, Children’s Hospital of the King’s Daughters Inc., LOC-Wachovia Bank N.A., 1.830%, 9/4/08(a)	7,580,000

	Total Virginia	93,197,264

	Washington — 3.9%
21,100,000	Tulalip Tribes of the Tulalip Reservation, WA, Revenue, Refunding Capital Projects, LOC- Wells Fargo Bank NA, 1.920%, 9/4/08(a)	21,100,000
3,775,000	Washington State Economic Development Finance Authority, EDR, Benaroya Research Institute at Virginia Mason, LOC-Bank of America, 1.920%, 9/4/08(a)	3,775,000
	Washington State Health Care Facilities Authority Revenue:
4,380,000	Catholic Health, SPA-JPMorgan Chase, 1.830%, 9/3/08(a)	4,380,000
1,200,000	Empire Health Services, LOC-U.S. Bank N.A., 1.880%, 9/3/08(a)	1,200,000
2,735,000	Multicare Health Systems, FSA, SPA-U.S. Bank N.A., 1.880%, 9/3/08(a)	2,735,000
9,000,000	Multicare Health Systems, SPA-Wells Fargo Bank N.A., 1.880%, 9/3/08(a)	9,000,000
	Washington State Housing Finance Commission:
15,000,000	Single-Family Program, GNMA, FNMA, FHLMC, SPA-State Street Bank & Trust Co., 1.950%, 9/4/08(a)(b)	15,000,000
5,200,000	MFH Revenue, Deer Run West Apartments Project, LOC-Wachovia Bank N.A., 1.910%, 9/4/08(a)(b)	5,200,000
14,640,000	Multi-Family Revenue, Merrill Gardens at Tacoma LLC, LOC-Bank of America N.A., 1.910%, 9/4/08(a)(b)	14,640,000

See Notes to Financial Statements.

48  |  Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Washington — 3.9% continued
	Non-Profit Revenue:
$8,300,000	Eastside Catholic School, LOC-Keybank N.A., 1.880%, 9/4/08(a)	$8,300,000
10,695,000	St. Thomas School Project, LOC-Bank of America, 1.850%, 9/4/08(a)	10,695,000
9,420,000	Washington, WA, HEFA, Revenue, Whitman College Project,
	SPA-JPMorgan Chase, 1.830%, 9/4/08(a)	9,420,000

	Total Washington	105,445,000

	West Virginia — 0.1%
4,050,000	Brooke County, WV, County Commission Commercial Development Revenue, Bethany College Project, LOC-PNC Bank N.A., 1.820%, 9/4/08(a)	4,050,000

	Wisconsin — 0.7%
2,100,000	Appleton, WI, IDR, Great Northern Corp. Project, LOC-U.S. Bank N.A., 2.150%, 9/3/08(a)(b)	2,100,000
1,400,000	Campbell, WI, IDR, Skipperliner Industries Project, LOC-U.S. Bank N.A., 2.220%, 9/3/08(a)(b)	1,400,000
4,460,000	Verona, WI, IDR, Latitude Corp. Project, LOC-US Bank N.A., 2.100%, 9/4/08(a)(b)	4,460,000
4,840,000	Wisconsin Housing & EDA Home Ownership Revenue, SPA-Dexia Credit Local, 2.050%, 9/3/08(a)(b)	4,840,000
5,165,000	Wisconsin State HEFA, Revenue, Benevolent Corp. Cedar Community, LOC-JPMorgan Chase, 1.850%, 9/4/08(a)	5,165,000

	Total Wisconsin	17,965,000

	Wyoming — 1.3%
	Wyoming CDA, Housing Revenue, SPA-State Street Bank & Trust Co.:
25,000,000	2.050%, 9/3/08(a)(b)	25,000,000
9,000,000	2.050%, 9/3/08(a)(b)	9,000,000

	Total Wyoming	34,000,000

	TOTAL INVESTMENTS — 98.6% (Cost — $2,670,590,369#)	2,670,590,369
	Other Assets in Excess of Liabilities — 1.4%	39,120,709

	TOTAL NET ASSETS — 100.0%	$2,709,711,078

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Maturity date shown represents the mandatory tender date.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report  |  49

Schedule of investments continued
August 31, 2008

TAX FREE RESERVES PORTFOLIO

Abbreviations used in this schedule:

AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation - Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Community Development Authority
CIL	— Corporation for Independent Living
COP	— Certificate of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance - Insured Bonds
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
ISD	— Independent School District
LGAC	— Local Government Assistance Corporation
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RAN	— Revenue Anticipation Notes
Radian	— Radian Asset Assurance
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

50 | Tax Free Reserves Portfolio 2008 Annual Report

TAX FREE RESERVES PORTFOLIO

SUMMARY OF INVESTMENTS BY INDUSTRY*

Education	17.3%
Hospitals	16.4
General obligation	8.1
Miscellaneous	8.1
Utilities	7.7
Housing: single-family	7.5
Transportation	6.6
Industrial development	6.6
Public facilities	5.3
Water & sewer	5.1
Housing: multi-family	5.0
Tax allocation	2.1
Pollution control	1.8
Solid waste	1.1
Life care systems	0.4
Pre-refunded	0.4
Finance	0.2
Government facilities	0.2
Electric	0.1

Total	100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2008 and are subject to change.

RATINGS TABLE†

S&P/Moody’s/Fitch‡
A-1	55.7%
VMIG1	23.9
AAA	7.6
AA	5.1
SP-1	3.1
MIG1	1.6
P1	1.0
NR	1.0
F-1	0.6
A	0.4

100.0%

† As a percentage of total investments.

‡ S&P primary rating; Moody’s secondary, then Fitch

See pages 52 and 53 for definitions of ratings.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 51

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

52 | Tax Free Reserves Portfolio 2008 Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Tax Free Reserves Portfolio 2008 Annual Report | 53

Statement of assets and liabilities
Tax Free Reserves Portfolio
August 31, 2008

ASSETS:
Investments, at amortized cost	$2,670,590,369
Cash	131,825
Receivable for securities sold	35,331,743
Interest receivable	9,092,771
Prepaid expenses	34,970

Total Assets	2,715,181,678
LIABILITIES:
Payable for securities purchased	5,050,300
Investment management fee payable	339,618
Trustees’ fees payable	9,915
Accrued expenses	70,767

Total Liabilities	5,470,600

TOTAL NET ASSETS	$2,709,711,078
REPRESENTED BY:
Paid-in capital	$2,709,711,078

See Notes to Financial Statements.

54 | Tax Free Reserves Portfolio 2008 Annual Report

Statement of operations
Tax Free Reserves Portfolio
For the Year Ended August 31, 2008

INVESTMENT INCOME:
Interest (Note 1)	$66,562,610

EXPENSES:
Investment management fee (Note 2)	3,783,907
Legal fees	88,194
Trustees’ fees	35,027
Insurance	29,325
Audit and tax	28,033
Custody fees	17,854
Miscellaneous expenses	12,186

Total Expenses	3,994,526
Less: Fee waivers and/or expense reimbursements (Note 2)	(207,849)
Fees paid indirectly (Note 1)	(2,770)

Net Expenses	3,783,907

NET INVESTMENT INCOME	62,778,703

NET REALIZED GAIN ON INVESTMENTS	201,254

INCREASE IN NET ASSETS FROM OPERATIONS	$62,979,957

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 55

Statements of changes in net assets
Tax Free Reserves Portfolio

FOR THE YEARS ENDED AUGUST 31,	2008	2007

OPERATIONS:
Net investment income	$62,778,703	$60,539,760
Net realized gain	201,254	72,108

Increase in Net Assets From Operations	62,979,957	60,611,868

CAPITAL TRANSACTIONS:
Proceeds from contributions	6,032,635,687	5,363,146,181
Value of withdrawals	(5,220,780,138)	(5,268,887,356)

Increase in Net Assets From Capital Transactions	811,855,549	94,258,825

INCREASE IN NET ASSETS	874,835,506	154,870,693

NET ASSETS:
Beginning of year	1,834,875,572	1,680,004,879

End of year	$2,709,711,078	$1,834,875,572

See Notes to Financial Statements.

56 | Tax Free Reserves Portfolio 2008 Annual Report

Financial highlights
Tax Free Reserves Portfolio

FOR YEARS ENDED AUGUST 31:

	2008	2007	2006	2005	2004

NET ASSETS, END OF YEAR (MILLIONS)	$2,710	$1,835	$1,680	$2,261	$1,515

Total return[1]	2.54%	3.56%	3.05%	1.88%	0.91%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.16%	0.16%[2]	0.17%	0.23%	0.23%
Net expenses[3,4,5]	0.15	0.15 [2]	0.15	0.15	0.15
Net investment income	2.49	3.51	2.99	1.95	0.90

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.16% and 0.15%, respectively.

[3]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.15%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2008 Annual Report | 57

Notes to financial statements

1. Organization and significant accounting policies

Tax Free Reserves Portfolio (the “Portfolio”) is a separate, non-diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland business Trust, is registered under the investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2008, all investors in the Portfolio were funds advised or administered by the manager of the fund and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The fair value of the securities may be different than the amortized cost value reported in the Schedule of Investments. As of the date of this report, the Portfolio continued to meet the requirements under Rule 2a-7 that permits the Portfolio to utilize amortized cost to value its securities.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

58 | Tax Free Reserves Portfolio 2008 Annual Report

(d) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(e) Income taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the year ended August 31, 2008, the Portfolio had a voluntary expense limitation in place of 0.15% of the Portfolio’s average daily net assets.

During the year ended August 31, 2008, LMPFA waived a portion of its fee in the amount of $207,849.

Tax Free Reserves Portfolio 2008 Annual Report | 59

Notes to financial statements continued

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets, Inc. (“CGM”), a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

60 | Tax Free Reserves Portfolio 2008 Annual Report

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

4. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class

Tax Free Reserves Portfolio 2008 Annual Report | 61

Notes to financial statements continued

claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

5. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

62 | Tax Free Reserves Portfolio 2008 Annual Report

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

Tax Free Reserves Portfolio 2008 Annual Report | 63

Report of independent registered public accounting firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax Free Reserves Portfolio, a series of Master Portfolio Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 24, 2008

64 | Tax Free Reserves Portfolio 2008 Annual Report

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 23 through 29 of this report.

Tax Free Reserves Portfolio | 65

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CitiSM Institutional Tax Free Reserves

Trustees	Distributor
Elliott J. Berv	Legg Mason Investor Services, LLC
A. Benton Cocanougher
Jane F. Dasher	Custodian
Mark T. Finn	State Street Bank and Trust
R. Jay Gerken, CFA	Company
Chairman
Rainer Greeven	Transfer agents
Stephen R. Gross	Boston Financial Data Services, Inc.
Richard E. Hanson, Jr.	2 Heritage Drive
Diana R. Harrington	North Quincy, Massachusetts 02171
Susan M. Heilbron
Susan B. Kerley	PNC Global Investments Servicing
Alan G. Merten	(formerly, PFPC Inc.)
R. Richardson Pettit	4400 Computer Drive
Westborough, Massachusetts 01581
Investment manager
Legg Mason Partners Fund	Independent registered
Advisor, LLC	public accounting firm
KPMG LLP
Subadviser	345 Park Avenue
Western Asset Management	New York, New York 10154
Company

CitiSM Institutional Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

CITISM INSTITUTIONAL TAX FREE RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Institutional Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010354 10/08 SR08-674

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2007 and August 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’ principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,200 in 2007 and $80,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $18,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectuses, Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $19,400 in 2007 and $12,200 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2- 01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services duly not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: November 7, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: November 7, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: November 7, 2008